P R E S S R E L E A S E
           RCM TECHNOLOGIES, INC. REPORTS 2007 SECOND QUARTER RESULTS

    Second Quarter Operating Income Up 82% and Six Months Operating Income Up
                  52% Versus the Comparable Periods a Year Ago

Pennsauken, NJ - August 8, 2007 -- RCM Technologies, Inc. (NASD: RCMT) today announced financial results for the twenty-six weeks and thirteen weeks ended June 30, 2007.

The Company announced revenues of $111.3 million for the twenty-six weeks ended June 30, 2007, up from $96.1 million for the twenty-six weeks ended July 1, 2006 (comparable prior year period). Net income for the twenty-six weeks ended June 30, 2007 was $3.4 million, or $0.28 per diluted share, as compared to net income of $2.7 million, or $0.22 per diluted share for the comparable prior year period, which included a $1.0 million income tax credit,or $.08 per share diluted.

Net income for the 2007 period includes income of $480,000 ($800,000, net of income taxes of $320,000), or $.04 per diluted share, from a legal settlement.

Operating income for the twenty-six weeks ended June 30, 2007 was $4.9 million, or $0.39 per diluted share, up from $3.2 million, or $0.27 per diluted share for the comparable period.

Net income before stock-based compensation (1) for the twenty-six weeks ended June 30, 2007 was $3.5 million, or $0.28 per diluted share, and excludes net equity-based compensation expense of $94,000. Net income before stock-based compensation (1) for the twenty-six weeks ended July 1, 2006 was $3.3 million, or $0.28 per diluted share, and excludes net stock-based compensation expense of $593,000.

For the twenty-six weeks ended June 30, 2007, earnings before interest, income taxes, depreciation and amortization, or EBITDA, was $6.4 million, or $0.52 per diluted share, as compared to $3.9 million, or $0.33 per diluted share, for the comparable prior year period. EBITDA for the 2007 period includes income of $800,000 from a legal settlement.

The Company announced revenues of $56.8 million for the thirteen weeks ended June 30, 2007, up from $49.0 million for the thirteen weeks ended July 1, 2006 (comparable prior year period). Net income for the thirteen weeks ended June 30, 2007 was $1.9 million, or $0.15 per diluted share, as compared to net income of $1.9 million, or $0.15 per diluted share, for the comparable prior year period, which included a $1.0 million income tax credit,or $.08 per share diluted.

Operating income for the thirteen weeks ended June 30, 2007 was $3.0 million, or $0.24 per diluted share, up from $1.6 million, or $0.14 per diluted share for the comparable period.

Net income before stock-based compensation (1) for the thirteen weeks ended June 30, 2007 was $1.8 million, or $.14 per diluted share, and excludes a net stock-based compensation credit of $93,000. Net income before equity-based compensation (1) for the thirteen weeks ended July 1, 2006 was $2.1 million, or $0.18 per diluted share, and excludes net stock-based compensation expense of $288,000.

For the thirteen weeks ended June 30, 2007, earnings before interest, income taxes, depreciation and amortization, or EBITDA was $3.3 million, or $0.27 per diluted share, as compared to $2.0 million, or $0.17 per diluted share, for the comparable prior year period.

Leon Kopyt, Chairman and CEO of RCM, commented: "We are pleased to report that revenues and operating income in the second quarter and the six months increased on a comparable year basis. Revenues for the second quarter and for the six months each rose 16% while operating income for the second quarter increased 82% and for the six months increased 52%, all over the same periods a year ago. We expect demand for our services in the second half of this fiscal year to remain consistent with the two preceding quarters."

About RCM
RCM Technologies, Inc. is a premier provider of business and technology solutions designed to enhance and maximize the operational performance of its customers through the adaptation and deployment of advanced information technology and engineering services. RCM is an innovative leader in the design, development and delivery of these solutions to commercial and government sectors for more than 35 years. RCM's offices are located in major metropolitan centers throughout North America. Additional information can be found at www.rcmt.com.

The statements contained in this release that are not purely historical are forward-looking statements within the Private Securities Litigation Reform Act of 1995 and are subject to various risks, uncertainties and other factors that could cause the Company's actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements include, but are not limited to, those relating to demand for the Company's services, expected demand for our services and expectations regarding our revenues, the Company's ability to continue to utilize goodwill, to continue to increase gross margins, to achieve and manage growth, to develop and market new applications and services, risks relating to the acquisition and integration of acquired businesses, demand for new services and applications, timing of demand for services, industry strength and competition and general economic factors. Investors are directed to consider such risks, uncertainties and other factors described in documents filed by the Company with the Securities and Exchange Commission.

(1) On January 1, 2006, the Company adopted the provisions of SFAS No. 123(R), "Share-Based Payment," on a modified prospective basis, which required the Company to record equity-based compensation expense for all awards granted after the date of adoption and for the unvested portion of previously granted awards outstanding as of the date of adoption.

For the purposes of performing the calculation of net income before equity-based compensation expense, all equity-based compensation expense, net of income tax, is added back to net income as calculated in accordance with accounting principles generally accepted in the United States (US GAAP). Net income before equity-based compensation expense is not a measurement calculated in accordance with US GAAP, and is not intended to be a replacement for, or to be considered to be more important than, net income calculated in accordance with US GAAP. As the calculation of net income before equity-based compensation expense is not performed in accordance with US GAAP, the Company believes that the utility of the calculation is significantly limited, and that the measure should only be used to compare to net income year-over-year on a consistent basis. To mitigate this limitation, the Company has provided a reconciliation of net income before equity-based compensation expense to net income calculated in accordance with US GAAP, which should be the primary measurement utilized to analyze the Company's financial results. The Company does not utilize net income before equity-based compensation expense for any other purpose.

                                Tables to Follow

                             RCM Technologies, Inc.
                        Consolidated Statements of Income
                                   (Unaudited)
                    (In Thousands, Except Per Share Amounts)

                                                                                              Twenty-Six Weeks Ended
                                                                                --------------------------------------------------
                                                                                     June 30, 2007                July 1, 2006
                                                                                ------------------------     ---------------------

Revenues                                                                                       $111,339                     $96,079
Gross profit (1)                                                                                 26,335                      24,211
Selling, general and administrative (2)                                                          20,722                      20,271
Depreciation and amortization                                                                       720                         721
Operating income                                                                                  4,893                       3,219
Interest (income) expense, net                                                                       (1)                        129
(Gain) loss on foreign currency transactions                                                        (11)                         11
Income from legal settlement                                                                       (800)               -
Income before income taxes                                                                        5,705                       3,079
Income taxes                                                                                      2,281                         409
Net income                                                                                       $3,424                      $2,670

Earnings per share (diluted)
  Net income                                                                                      $0.28                       $0.22

                                                                                               Thirteen Weeks Ended
                                                                                ---------------------------------------------------
                                                                                     June 30, 2007                July 1, 2006
                                                                                ------------------------     ----------------------
Revenues                                                                                        $56,846                     $49,025
Gross profit (3)                                                                                 13,959                      12,180
Selling, general and administrative (4)                                                          10,628                      10,185
Depreciation and amortization                                                                       366                         368
Operating income                                                                                  2,965                       1,627
Interest (income) expense, net                                                                       (8)                         64
Gain on foreign currency transactions                                                               (13)                         (2)
Income before income taxes                                                                        2,986                       1,565
Income taxes (credit)                                                                             1,133                        (294)
Net income                                                                                       $1,853                      $1,859

Earnings per share (diluted)
  Net income                                                                                      $0.15                       $0.15

                             RCM Technologies, Inc.
                     Summary Consolidated Balance Sheet Data
                                   (Unaudited)
                                 (In Thousands)

                                                                                 June 30,                 December 30,
                                                                                   2007                       2006
                                                                            -------------------       --------------------
Cash and equivalents                                                                    $6,884                      $2,449
Accounts receivable                                                                     52,954                      48,141
Working capital                                                                         43,246                      38,844
Goodwill and intangible assets                                                          40,097                      39,998
Total assets                                                                           108,978                     100,040
Senior debt                                                                                -                          -
Total liabilities                                                                       21,277                      16,647
Stockholders' equity                                                                   $87,701                     $83,393


(1) Reflects stock based compensation expense of $4,000 and $30,000 included in cost of services for the twenty-six weeks ended June 30, 2007 and July 1, 2006, respectively.

(2) Includes stock based compensation expense of $90,000 and $563,000 for the twenty-six weeks ended June 30, 2007 and July 1, 2006, respectively.

(3) Reflects stock based compensation credit of $9,000 and a stock based compensation expense of $18,000 included in cost of services for the thirteen weeks ended June 30, 2007 and July 1, 2006, respectively.

(4) Includes stock based compensation credit of $83,000 and a stock based compensation expense of $270,000 for the thirteen weeks ended June 30, 2007 and July 1, 2006, respectively.

                             RCM Technologies, Inc.
Reconciliation of EBITDA to Net Income and Cash Provided by Operating Activities
                                   (Unaudited)
As used in this report, EBITDA means earnings before interest income, interest expense, income taxes, depreciation and amortization. We believe that EBITDA, as presented, represents a useful measure of assessing the performance of our operating activities, as it reflects our earnings trends without the impact of certain non-cash charges or income. EBITDA is also used by our creditors in assessing debt covenant compliance. We understand that, although security analysts frequently use EBITDA in the evaluation of companies, it is not necessarily comparable to EBITDA of other companies due to potential inconsistencies in the method of calculation. EBITDA is not intended as an alternative to cash flow provided by operating activities as a measure of liquidity, nor as an alternative to net income as an indicator of our operating performance, nor as an alternative to any other measure of performance in conformity with generally accepted accounting principles. The following is a reconciliation of EBITDA to both net income and cash flow provided by operating activities.

                                                                                              Twenty-Six Weeks Ended
                                                                              -----------------------------------------------------
                                                                                    June 30, 2007                  July 1, 2006
                                                                              ---------------------------     ---------------------
                                                                                                  (In Thousands)
                                                                              -----------------------------------------------------
EBITDA (1)                                                                                        $6,424                     $3,929
Depreciation and amortization                                                                        720                        721
Interest (income) expense, net                                                                        (1)                       129
Income taxes                                                                                       2,281                        409
                                                                              ---------------------------     ---------------------
Net income                                                                                        $3,424                     $2,670
                                                                              ===========================     =====================

Earnings per share (diluted)

    EBITDA                                                                                         $0.52                      $0.33

                                                                              ===========================     =====================

    Net income                                                                                     $0.28                      $0.22

                                                                              ===========================     =====================

    Weighted average shares outstanding                                                           12,421                     12,040
                                                                              ===========================     =====================

                                                                                               Thirteen Weeks Ended
                                                                              -----------------------------------------------------
                                                                                    June 30, 2007                  July 1, 2006
                                                                              ---------------------------     ---------------------
                                                                                                  (In Thousands)
                                                                              -----------------------------------------------------
EBITDA ((2))                                                                                      $3,344                     $1,997
Depreciation and amortization                                                                        366                        368
Interest (income) expense, net                                                                       (8)                         64
Income taxes (credit)                                                                              1,133                       (294)
                                                                              ---------------------------     ---------------------
Net income                                                                                        $1,853                     $1,859
                                                                              ===========================     =====================


Earnings per share (diluted)

    EBITDA                                                                                         $0.27                      $0.17

                                                                              ===========================     =====================

    Net income                                                                                     $0.15                      $0.15
                                                                              ===========================     =====================

    Weighted average shares outstanding                                                           12,479                     12,044
                                                                              ===========================     =====================


(1) Includes stock based compensation expense of $94,000 and $593,000 for the twenty-six weeks ended June 30, 2007 and July 1, 2006, respectively.
((2)) Includes stock based compensation credit of $92,000 and a stock based compensation expense of $288,000 for the thirteen weeks ended June 30, 2007 and July 1, 2006, respectively.

                             RCM Technologies, Inc.
           Reconciliation of EBITDA to Net Income and Cash Provided by
                        Operating Activities (Continued)
                                   (Unaudited)

                                                                                              Twenty-Six Weeks Ended
                                                                              -----------------------------------------------------
                                                                                    June 30, 2007                  July 1, 2006
                                                                              ---------------------------     ---------------------
                                                                                                  (In Thousands)
                                                                              -----------------------------------------------------
Net income                                                                                        $3,424                     $2,670
Adjustments to reconcile net income to cash
  provided by (used in) operating activities:
     Depreciation and amortization                                                                   723                        721
     Stock based compensation expense                                                                 94                        593
     Provision for losses on accounts receivable                                                     183                        (17)
     Deferred tax assets                                                                           1,603                       (186)
Changes in operating assets and liabilities
     Accounts receivable                                                                          (4,822)                    (3,137)
     Restricted cash                                                                                                          8,572
     Prepaid expenses and other current assets                                                    (1,376)                       (71)
     Accounts payable and accrued expenses                                                         3,297                     (6,098)
     Accrued compensation                                                                            760                      1,393
     Payroll and withheld taxes                                                                      (47)                        93
     Income taxes payable                                                                             94                     (1,449)
                                                                              ---------------------------     ---------------------

Cash provided by operating activities                                                             $3,933                     $3,084
                                                                              ===========================     =====================


                                                                                               Thirteen Weeks Ended
                                                                              -----------------------------------------------------
                                                                                    June 30, 2007                  July 1, 2006
                                                                              ---------------------------     ---------------------
                                                                                                  (In Thousands)
                                                                              -----------------------------------------------------
Net income                                                                                        $1,853                     $1,859
Adjustments to reconcile net income to cash
  provided by (used in) operating activities:
     Depreciation and amortization                                                                   369                        368
     Stock based compensation expense                                                                (92)                       288
     Provision for losses on accounts receivable                                                     170                        (11)
     Deferred tax assets                                                                             768                       (186)
Changes in operating assets and liabilities
     Accounts receivable                                                                          (3,705)                     1,205
     Restricted cash                                                                                                          8,658
     Prepaid expenses and other current assets                                                    (1,073)                      (685)
     Accounts payable and accrued expenses                                                         2,965                     (8,223)
     Accrued compensation                                                                          2,646                      1,860
     Payroll and withheld taxes                                                                     (193)                        66
     Income taxes payable                                                                            (26)                      (307)
                                                                              ---------------------------     ---------------------

Cash provided by operating activities                                                             $3,682                     $4,892
                                                                              ===========================     =====================



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